EXHIBIT 10.1
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                         FIRST FEDERAL BANCORP, INC.

                      1992 INCENTIVE STOCK OPTION PLAN

                       FOR OFFICERS AND KEY EMPLOYEES

      1. Purpose of the Plan. The purpose of the First Federal Bancorp, Inc., 1992 Incentive Stock Option Plan for Officers and Key Employees (hereinafter referred to as the "Plan") is to attract and retain the best available personnel as officers and key employees of First Federal Bancorp, Inc., (hereinafter referred to as the "Company") or any present or future Parent or Subsidiary of the Company and to provide additional incentives to the officers and key employees of the Company or any present or future parent or subsidiary of the Company. The Plan is intended to provide for the grant of "Incentive Stock Options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Definitions. As used in the Plan, the following terms have the corresponding meaning:

            (a)   "Board" means the Board of Directors of the Company.

            (b) "Code" means the Internal Revenue Code of 1986, as amended.

            (c) "Common Shares" means the common shares, with no par value, of the Company.

            (d) "Committee" means the Stock Option Committee appointed by the Board in accordance with paragraph 4(a) of the Plan.

            (e)   "Company" means First Federal Bancorp, Inc.

            (f) "Continuous Employment" or "Continuous Status as an Employee" means the absence of any interruption or termination of employment by the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its Parent, its Subsidiaries or a successor.

            (g) "Effective Date" means the date specified in Section 13 of the Plan.

            (h) "Employee" means any person employed on a full-time basis by the Company or any present or future Parent or Subsidiary of the Company.

            (i) "Incentive Stock Option" means the right to purchase Shares which is granted by the Committee pursuant to the Plan and which is intended to qualify as an incentive stock option under
      Section 422 of the Code. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

            (j) "Officer" means an Employee of the Company who holds one of the positions described in Article Three of the Code of Regulations of the Company or any person who holds a comparable position with any Parent or Subsidiary.

            (k) "Optioned Stock" means Common Shares subject to an Incentive Stock Option granted pursuant to the Plan.

            (l) "Optionee" means a Participant who receives an Incentive Stock Option pursuant to the Plan.

            (m) "Parent" means any present or future corporation which would be a "Parent Corporation" as defined in Subsections 424(e) and
      (g) of the Code.

            (n) "Participant" means any Officer or Employee of the Company or any present or future Parent or Subsidiary of the Company selected by the Committee to receive an Incentive Stock Option.

            (o) "Plan" means the First Federal Bancorp, Inc,. 1992 Incentive Stock Option Plan for Officers and Key Employees.

            (p) "Repurchase Right" means the right defined in Section 10 of this Plan.

            (q)   "Share" or Shares" means one or more Common Shares.

            (r) "Subsidiary" means any present or future corporation which would be a "Subsidiary Corporation" as defined in Subsections 424(f) and (g) of the Code, including, but not limited to, First Federal Savings Bank of Eastern Ohio.

      3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 11 hereof, the aggregate number of Shares with respect to which Incentive Stock Options may be granted pursuant to the Plan shall not exceed six and one half percent (6.5%) of the Shares to be issued in connection the conversion of First Federal Savings Bank of Eastern Ohio from mutual to stock form.

      4.    Administration.

            (a) Stock Option Committee. The Plan shall be administered by a Stock Option Committee appointed by the Board. The Committee shall consist of two or more members of the Board who are not Employees of the Company and who at all times shall be "disinterested persons," within the meaning of Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, for the purposes of administering the Plan.

            (b) Powers of the Committee. The Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the form and content of Incentive Stock Options to be issued under the Plan; and to make such other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Incentive Stock Options without the consent of the Participant. The president of the Company and such other Officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Incentive Stock Options on behalf of the Company and to cause them to be delivered to the Participants. The construction and interpretation of the Plan provisions are vested with the Committee, in its absolute discretion, including without limitation the grant of Incentive Stock Options, eligibility and interpretation of Plan provisions. All such decisions, determinations and interpretations shall be final, conclusive and binding upon all parties having an interest in the Plan.

      5. Eligibility. Eligibility to participate in the Plan shall be limited to Employees of the Company or any Parent or Subsidiary.

      6. Grants of Incentive Stock Options by the Committee. The Committee shall from time to time determine the Officers and key Employees to whom Incentive Stock Options shall be granted under the Plan and the number of Shares subject to granted Incentive Stock Options. In selecting the Participants and in determining the number of Shares subject to each Incentive Stock Option granted under the Plan, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company or any Parent or Subsidiary and such other factors as the Committee may, in its sole discretion, deem relevant. Officers and key Employees who have been granted an Incentive Stock Option may, if otherwise eligible, be granted additional Incentive Stock Options.

      7. Term of Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless earlier terminated pursuant to Section 16. No Incentive Stock Option shall be granted under the Plan after ten (10) years from the Effective Date.

      8. Terms and Conditions of Incentive Stock Options. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

            (a) Option Price. The price per Share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Shares at the time such Incentive Stock Option is granted. The fair market value shall be determined as follows:

                  (i) If the Common Shares are traded otherwise than on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per Share shall be determined by the Committee.

                  (ii) If the Common Shares are listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per Share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a selling price.

                  (iii) In the case of a Participant who owns Common Shares
            representing more than ten percent (10%) of the outstanding Common Shares at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Shares at the time the Incentive Stock Option is granted.

            (b) Payment. Full payment for each Shares purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash, Common Shares or a combination of cash and Common Shares. Common Shares utilized in full or partial payment of the exercise price shall be valued at fair market value at the date of exercise. The Company shall accept full or partial payment in Common Shares only to the extent permitted by applicable law. No Shares shall be issued until full payment therefor has been received by the Company and no Optionee shall have any of the rights of a shareholder of the Company until Shares are issued to such Optionee.

            (c) Term of Incentive Stock Option. The term of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted; provided, however, that in the case of a Participant who owns a number of Shares representing more than ten percent (10%) of the Common Shares outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five
      (5) years.

            (d) Holding Period. Any Incentive Stock Option granted pursuant to the Plan shall not be exercisable for a period of twelve months from the date of grant of such Incentive Stock Option or the date of shareholder approval of the Plan, whichever is later.

            (e)   Exercise Generally.  Except as otherwise provided in
      Section 9 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been an Employee of the Company or any Parent or Subsidiary at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date which is three (3) months before the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder as long as such conditions are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

            (f) Transferability. Any Incentive Stock Option granted pursuant to the Plan shall be exercised during any Optionee's lifetime only by the Optionee to whom such option is granted and shall not be assignable or transferable other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

            (g) Limit on Grant. In no event shall one Participant be granted Options to purchase Shares in excess of twenty-five percent (25%) of the aggregate Shares subject to the Plan as described in
      Section 3 hereof.

      9. Effect of Termination of Continuous Employment, Disability or Death on Incentive Stock Options.

            (a) Termination of Continuous Employment. In the event that any Optionee's Continuous Employment by the Company or any Parent or Subsidiary shall terminate for any reason, other than permanent and total disability (as such term is defined in Section 22(e)(3) of the Code) or death, all of any such Optionee's Incentive Stock Options and all of any such Optionee's rights to purchase or receive Shares pursuant thereto shall automatically terminate on the date of such termination of Continuous Employment; provided, however, that no termination of an Optionee's Incentive Stock Options shall occur in the event that (i) the Committee authorizes the Optionee to exercise any such Incentive Stock Options at any time before the earlier of
      (I) the respective expiration dates of any such Incentive Stock Options or (II) the expiration of not more than three (3) months after the date of such termination of Continuous Employment, and (ii) the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of Continuous Employment. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the Continuous Employment of all of its Employees who are not immediately thereafter Employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

            (b) Disability. In the event that any Optionee's Continuous Employment by the Company or any Parent or Subsidiary shall terminate as the result of the permanent and total disability (as such term is defined in Section 22(e)(3) of the Code) of such Optionee and the Optionee was entitled to exercise Incentive Stock Options at the date of such termination of Continuous Employment, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of one (1) year after the date of such termination of Continuous Employment.

            (c) Death. In the event of the death of any Optionee on a date on which the Optionee was entitled to exercise any such Incentive Stock Options, any Incentive Stock Options granted to any such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of six (6) months after the date of death of such Optionee (or such later period not to exceed one (1) year to which the Committee may permit, in its discretion). For purposes of this Section 9(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of such Optionee's death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time.

            (d) Termination of Incentive Stock Options. To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose Continuous Employment by the Company or any Parent or Subsidiary terminates shall not have been exercised within the applicable period set forth in this Section 9, any such Incentive Stock Option, and all rights to purchase or receive shares of Common Shares pursuant thereto shall terminate on the last date of the applicable period.

      10. Right of Repurchase and Restrictions on Disposition. The Committee, in its sole discretion, may include, as a term of any Incentive Stock Option the right (herein referred to as the "Repurchase Right"), but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any Incentive Stock Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other terms, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Company to transfer or assign such right to another party. The Company may exercise the Repurchase Right only to the extent permitted by applicable law.

      11. Recapitalization, Merger, Consolidation, Change in Control and Similar Transactions.

            (a) Adjustment. Subject to any required action by the shareholders of the Company, the aggregate number of Shares for which Incentive Stock Options may be granted hereunder, the number of Shares covered by each outstanding Incentive Stock Option and the exercise price per Share of each such Incentive Stock Option shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Common Shares) or any other increase or decrease in the number of such Shares effected without the receipt of consideration by the Company.

            (b) Change in Control. All outstanding Incentive Stock Options shall become immediately exercisable in the event of a change in control or imminent change in control of the Company, as determined by the Committee. For purposes of this Section 11, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Company; (ii) the execution of an agreement for a merger or recapitalization of the Company or any merger or recapitalization whereby the Company is not the surviving entity; (iii) a change of control of the Company, as defined or determined by the Office of Thrift Supervision (the "OTS"); or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of the term "beneficial ownership" as defined under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. For purposes of this Section 11, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or any persons acting as a group, to acquire control of the Company as to which an application or notice has been filed with the OTS and such application has been approved or such notice has not been disapproved.

            (c) Extraordinary Corporate Action. Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, before or subsequent to such action or event, to:

                  (i) Adjust as appropriate the number of Shares subject to each Incentive Stock Option, the exercise price per Share and the consideration to be given or received by the Company upon the exercise of any outstanding Option, provided, however, such adjustment shall be in compliance with the term of this Plan;

                  (ii) Cancel any or all previously granted Incentive Stock Options; provided, however, that appropriate consideration is paid to the Optionee in connection therewith; and/or

                  (iii) Make such other adjustments in connection with the
            Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code, provided, however, such adjustment shall be in compliance with the term of this Plan.

Except as expressly provided in section 11(a) and 11(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 11.

            (d)   Acceleration.  Subject to the limitation set forth in
      Section 8(d) of this Plan, the Committee shall at all times have the power to accelerate the exercise date of Incentive Stock Options previously granted under the Plan.

      12. Time of Granting Incentive Stock Options. The date of grant of an Incentive Stock Option under the Plan shall be the date on which the Committee makes the determination to grant Incentive Stock Option. Notice of the determination shall be given to each Participant to whom an Incentive Stock Option is so granted within a reasonable time after the date of such grant.

      13. Effective Date. The Plan shall become effective upon the completion of the conversion of First Federal Savings Bank of Eastern Ohio from mutual to stock form.

      14. Approval by Shareholders. The Plan shall be approved by the shareholders of the Company within twelve (12) months before or after the date it becomes effective. Incentive Stock Options may be granted prior to ratification of the Plan by the shareholders if the exercise of such Incentive Stock Options is subject to such shareholder ratification.

      15. Modification of Incentive Stock Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Incentive Stock Option provided, however, that no such modification, extension or renewal shall confer on the holder of such Incentive Stock Option any right or benefit which could not be conferred on such holder by the grant of a new Incentive Stock Option at such time and shall not materially decrease the Optionee's benefits under the Incentive Stock Option without the consent of the holder of the Incentive Stock Option, except as otherwise permitted under Section 16 hereof.

      16.   Amendment and Termination of the Plan.

            (a) Amendment and Termination of the Plan by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section
      11) the maximum number of Shares subject to Incentive Stock Options granted under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be approved or ratified by the shareholders of the Company. In no event shall the Board modify the requirements for eligibility for participation in the Plan to allow persons who are not Employees to participate.

            (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive Stock Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

      17. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any Incentive Stock Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed. The inability of the Company to obtain from any regulatory body or authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Incentive Stock Option, the Company may require the person exercising the Incentive Stock Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or and state securities law.

      18. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

      19. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Incentive Stock Option to such Participant under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

      20. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed to apply.